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                                                              EXHIBIT 99.(j)

  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information in Post-Effective Amendment Number 56 to the Registration Statement (Form N-1A, No. 033-23166) of Morgan Stanley Institutional Fund, Inc.



/s/ ERNST & YOUNG LLP
    Ernst & Young LLP

Boston, Massachusetts
December 16, 2005